UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) September 28, 2005
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                                                         (September 28, 2005)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-12699               95-4803544
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  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)             File Number)         Identification No.)


        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (310) 255-2000
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                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On September 28, 2005, Activision, Inc. issued a press release announcing a four-for-three stock split, which shall be effected by a 33-1/3% stock dividend to stockholders of record as of October 10, 2005, payable on October 24, 2005. The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  Press Release of Activision, Inc., dated September 28, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28, 2005


                                     ACTIVISION, INC.


                                     By:/s/ George Rose
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                                        Name:  George Rose
                                        Title: SVP and General Counsel

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